Exhibit 99.1
Unaudited Pro Forma Condensed Combined Financial Statements
These unaudited pro forma condensed combined financial statements have been prepared to reflect the acquisition of TexStar Field Services, L.P. and its general partner, TexStar GP, LLC on a combined basis (collectively “TexStar”) by Regency Gas Services LP, formerly known as Regency Gas Services LLC, (“Regency”), a wholly owned subsidiary of Regency Energy Partners LP, (the “Partnership”) (the “Transaction”). The acquisition of TexStar by Regency was a transaction between entities under common control. Accordingly, Regency has recorded the assets and liabilities of TexStar at their historical carrying value in a manner similar to a pooling of interests for all periods in which common control exists (December 1, 2004 forward) following the guidance in Appendix D of Statement of Financial Accounting Standard No. 141, “Business Combinations.” The pro forma adjustments, which were prepared applying the rules established by the Securities and Exchange Commission (“SEC”) in Article 11 of Regulation S-X have been applied to the condensed combined financial statements as of and for the six months ended June 30, 2006, for the year ended December 31, 2005 and for the one month period ended December 31, 2004.
The balance sheet reflects the Transaction and the pro forma adjustments as though they occurred on the balance sheet date, while the statements of operations reflect the Transaction related financing and, as applicable, the pro forma adjustments as though they occurred on January 1, 2005. Combined historical results of operations are presented for the one month period beginning December 1, 2004, the date of common control. Pro forma adjustments related to the Transaction have not been made to the one month period ended December 31, 2004.
The unaudited pro forma condensed combined financial statements are presented for the Partnership which was formed on September 8, 2005, and is the successor to Regency Gas Services LP. The historical financial statements of the Partnership are the same as Regency Gas Services LP prior to the acquisition of TexStar.
The unaudited pro forma condensed combined balance sheet of the Partnership as of June 30, 2006 and related condensed combined statement of operations for the six months ended June 30, 2006; the year ended December 31, 2005; and the one month period ended December 31, 2004 were derived from our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and from our Annual Report on Form 10-K for the year ended December 31, 2005 as applicable. The information related to TexStar was derived from its audited combined financial statements for the same periods.
The unaudited pro forma condensed combined financial statements are based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only. Actual results may differ from the estimates and assumptions used. They are not necessarily indicative of the financial results that would have occurred if the Transaction had taken place on the dates indicated, nor are they indicative of the future consolidated results.

Regency Energy Partners LP
Unaudited Pro Forma Condensed Combined Balance Sheet
June 30, 2006
(in thousands except unit data)

			Combined	Pro Forma			Combined
	Partnership	TexStar	Historical	Adjustments			Pro Forma
ASSETS

Current Assets:
Cash and cash equivalents	$6,390	$133	$6,523	2,347	(f	)	$10,310
				1,224	(g	)
				216	(h	)
Restricted cash	5,654	275	5,929				5,929
Accounts receivable, net	70,151	8,240	78,391				78,391
Assets from risk management activities	2,373	—	2,373				2,373
Related party receivables	—	477	477				477
Other current assets	3,970	1,304	5,274				5,274

Total current assets	88,538	10,429	98,967	3,787			102,754

Property, plant and equipment:
Gas plants and buildings	46,944	43,032	89,976				89,976
Gathering and transmission systems	406,609	86,844	493,453				493,453
Other property, plant and equipment	44,467	1,132	45,599				45,599
Construction — in — progress	38,731	14,352	53,083				53,083

Total property, plant and equipment	536,751	145,360	682,111	—			682,111
Less accumulated depreciation	(35,722)	(4,820)	(40,542)				(40,542)

Property, plant and equipment, net	501,029	140,540	641,569	—			641,569

Other assets:
Intangible assets	15,435	—	15,435				15,435
Long-term assets from risk management activities	15	—	15				15
Other	1,992	2,838	4,830				4,830
Investments in unconsolidated subsidiaries	—	5,375	5,375				5,375
Goodwill	57,552	—	57,552				57,552

Total intangible and other assets	74,994	8,213	83,207	—			83,207

TOTAL ASSETS	$664,561	$159,182	$823,743	$3,787			$827,530

LIABILITIES & PARTNERS’ CAPITAL

Current Liabilities:
Accounts payable and accrued liabilities	$75,919	$17,996	$93,915				$93,915
Related party payables	—	2,999	2,999				2,999
Current portion of long-term debt	—	77,650	77,650	(77,650)	(a	)	—
Escrow payable	5,654	—	5,654				5,654
Accrued taxes payable	2,737	450	3,187				3,187
Liabilities from risk management activities	14,782	—	14,782				14,782
Other current liabilities	1,710	—	1,710				1,710

Total current liabilities	100,802	99,095	199,897	(77,650)			122,247

Long term liabilities from risk management activities	6,857	—	6,857				6,857

Long-term debt	389,750	600	390,350	77,650	(a	)	470,669
				63,269	(c	)
				(600)	(d	)
				(60,000)	(e	)
Minority interest	—	236	236				236

Commitments and contingencies

Partners’ Capital:
Partners’ capital	—	59,251	59,251	(59,251)	(b	)	—
Common units (29,999,812 units authorized and 27,639,228 units issued and outstanding at June 30, 2006)	88,867	—	88,867	59,251	(b	)	140,139
				(68,327)	(c	)
				348	(d	)
				60,000	(e	)

Subordinated units (19,103,896 units authorized, issued and outstanding at June 30, 2006)	88,970	—	88,970	7,652	(c	)	96,862
				240	(d	)

General partner interest	3,632	—	3,632	(2,594)	(c	)	4,837
				12	(d	)
				2,347	(f	)
				1,224	(g	)
				216	(h	)
Accumulated other comprehensive loss	(14,317)	—	(14,317)				(14,317)

Total partners’ capital	167,152	59,251	226,403	1,118			227,521

TOTAL LIABILITIES & PARTNERS’ CAPITAL	$664,561	$159,182	$823,743	$3,787			$827,530

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Regency Energy Partners LP
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2006
(in thousands except unit data)

			Combined	Pro Forma			Pro Forma
	Partnership	TexStar	Historical	Adjustments			Combined
REVENUE
Gas sales	$256,758	$32,992	$289,750	$—			$289,750
NGL sales	110,966	10,213	121,179				121,179
Gathering, transportation and other fees	22,779	3,539	26,318				26,318
Net unrealized and realized gain/(loss) from risk management activities	(4,082)	—	(4,082)				(4,082)
Related party revenues	—	1,116	1,116				1,116
Other	8,157	3,486	11,643				11,643

Total revenue	394,578	51,346	445,924	—			445,924

EXPENSE
Cost of gas and liquids	335,752	37,745	373,497	—			373,497
Operating expenses	11,618	6,209	17,827				17,827
General and administrative	10,628	1,711	12,339	(715)	(i	)	11,624
Management services termination fee	9,000	—	9,000				9,000
Related party expenses	—	1,266	1,266				1,266
Depreciation and amortization	15,171	3,376	18,547				18,547

Total operating expense	382,169	50,307	432,476	(715)			431,761

OPERATING INCOME	12,409	1,039	13,448	715			14,163

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(13,193)	(3,197)	(16,390)	16,390	(j	)	(16,450)

				(16,450)	(j	)
Equity income	—	220	220				220
Other income and deductions, net	158	5	163				163

Total other income and deductions	(13,035)	(2,972)	(16,007)	(60)			(16,067)

NET LOSS FROM CONTINUING OPERATIONS	(626)	$(1,933)	(2,559)	655			(1,904)

Less:
Net income through January 31, 2006	1,580		1,580				1,580
Net loss for partners	$(2,206)		$(4,139)	$655			$(3,484)

General partner’s interest	(44)		(83)	13			(70)
Limited partners’ interest	(2,162)		(4,056)	642			(3,414)

Basic weighted average number of units outstanding	38,207,792		38,207,792	8,030,332	(c,e	)	46,238,124
Basic net loss per limited partner unit	(0.06)		(0.11)				(0.07)

Diluted weighted average number of units outstanding	38,207,792		38,207,792	8,030,332	(c,e	)	46,238,124
Diluted net loss per limited partner unit	(0.06)		(0.11)				(0.07)
See accompanying notes to the unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2005
(in thousands except unit data)

			Combined	Pro Forma			Pro Forma
	Partnership	TexStar	Historical	Adjustments			Combined
REVENUE
Gas sales	$495,987	$10,291	$506,278	$—			$506,278
NGL sales	179,305	3,768	183,073				183,073
Gathering, transportation and other fees	25,921	814	26,735				26,735
Net unrealized and realized gain/(loss) from risk management activities	(22,243)	—	(22,243)				(22,243)
Related party revenues	—	833	833				833
Other	13,633	1,092	14,725				14,725

Total revenue	692,603	16,798	709,401	—			709,401

EXPENSE
Cost of gas and liquids	620,751	11,591	632,342				632,342
Operating expenses	21,812	2,479	24,291				24,291
General and administrative	14,412	627	15,039	(13)	(i	)	15,026
Related party expenses	—	523	523				523
Depreciation and amortization	22,010	1,161	23,171				23,171

Total operating expense	678,985	16,381	695,366	(13)			695,353

OPERATING INCOME	13,618	417	14,035	13			14,048

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(17,432)	(448)	(17,880)	17,880	(j	)	(31,770)
				(31,770)	(j	)
Loss on debt refinancing	(8,480)	—	(8,480)	—			(8,480)
Equity income	—	312	312				312
Other income and deductions, net	338	83	421				421

Total other income and deductions	(25,574)	(53)	(25,627)	(13,890)			(39,517)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	$(11,956)	$364	$(11,592)	$(13,877)			$(25,469)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the One Month Ended December 31, 2004
(in thousands except unit data)

			Combined
	Partnership	TexStar	Historical
REVENUE
Gas sales	$32,616	$—	$32,616
NGL sales	11,890	—	11,890
Gathering, transportation and other fees	1,943	—	1,943
Net unrealized and realized gain from risk management activities	322	—	322
Related party revenues	—	16	16
Other	1,070	—	1,070

Total revenue	47,841	16	47,857

EXPENSE
Cost of gas and liquids	40,986	1	40,987
Operating expenses	1,819	—	1,819
General and administrative	638	7	645
Depreciation and amortization	1,613	48	1,661

Total operating expense	45,056	56	45,112

OPERATING INCOME (LOSS)	2,785	(40)	2,745

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(1,335)	—	(1,335)

Equity income	—	56	56
Other income and deductions, net	14	(6)	8

Total other income and deductions	(1,321)	50	(1,271)

NET INCOME FROM CONTINUING OPERATIONS	$1,464	$10	$1,474

See accompanying notes to the unaudited pro forma condensed combined financial statements.

Regency Energy Partners LP
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
The following notes discuss the columns presented and the entries made to the unaudited pro forma condensed combined financial statements.
Partnership
This column represents the historical condensed consolidated balance sheet of the Partnership as of June 30, 2006 and the related statements of operations for the six months ended June 30, 2006; the year ended December 31, 2005; and the one month period ended December 31, 2004 which is the date upon which common control began. These financial statements were previously reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and in our Annual Report on Form 10-K for the year ended December 31, 2005, as applicable.
TexStar
This column represents the historical combined financial statements of TexStar Field Services, L.P. and TexStar GP, LLC that have been derived from its audited financial statements, included in Exhibit 99.2 for the applicable periods.
Adjustments
This column represents the exchange of assets, liabilities and equity between entities under common control (i.e., the Partnership and TexStar). The Partnership received TexStar’s assets and liabilities in exchange for 5,173,189 Class B units representing limited partner interests, the payment of approximately $63,269,000 in cash, and the assumption of TexStar’s outstanding borrowings of $167,652,000 against a credit agreement. In September 2006, the Partnership issued $60,000,000 of equity, using all of the proceeds to pay down debt. As a consequence of the acquisition, the general partner made capital contributions to maintain its two percent interest in the Partnership. For convenience, the Class B and Class C units, which are scheduled to convert into common units in February 2007, are presented in the aggregate with common units.
The adjustments include:
(a) The Partnership assumed TexStar’s debt and immediately retired it with proceeds from term loan borrowings. Accordingly, the debt balance of approximately $77,650,000 was reclassified to long-term debt from short term debt.
(b) TexStar’s partner capital account was converted to Class B common units of the Partnership.
(c) Before the exchange, the Partnership had outstanding 19,536,396 common units representing a 49.55 percent equity ownership, 19,103,896 subordinated units representing a 48.45 percent equity ownership, and a 2 percent general partner. As part of the exchange, Regency Energy Partners issued 5,173,189 Class B units representing limited partner interests with a fair value of $115,000,000 as stipulated in the contribution agreement.
After the issuance of the Class B units and the Class C units (described in Note (e) below), the Partnership had outstanding 27,639,228 common units representing a 57.95 percent limited partner interest, 19,103,896 subordinated units representing a 40.05 percent limited partner interest, and a 2 percent general partner interest.

The cash payment of $63,269,000 was debt financed under the Partnership’s credit facility, and a charge to the equity accounts of the common unitholders, subordinated unitholders, and the general partner was recorded so that their equity balances represented 57.95 percent, 40.05 percent and 2 percent of total equity, respectively.
(d) At June 30, 2006, TexStar had a note payable to its then parent company, HM Capital Gas Partners II (“HM Capital”), in the amount of $600,000. This debt was repaid concurrent with the Partnership’s acquisition of TexStar. We made an adjustment reducing debt by this amount and increasing the equity ownership of the common unitholders, subordinated unitholders, and the general partner by their respective ownership percentages.
(e) In September 2006, Regency Energy Partners issued 2,857,143 of Class C unit in a $60,000,000 private equity placement. The proceeds were used to paydown debt.
(f) Following the issuance of the Class B units, the general partner made a capital contribution to maintain its two percent interest in the Partnership.
(g) Following the issuance of the Class C units, the general partner made a capital contribution to maintain its two percent interest in the partnership.
(h) Following the issuance of non-vested units to participants of the Partnership’s long-term incentive program, the general partner made a capital contribution to maintain its two percent interest in the partnership.
(i) Because the management oversight services contract between HM Capital and TexStar was terminated upon the completion of the acquisition, amounts paid to HM Capital pursuant to that agreement have been removed from general and administrative expense for all periods presented.
(j) For all periods presented, we have assumed term loan borrowings were $470,669,000 with no borrowings against the revolving debt facility. Interest rates of 6.99 percent and 6.75 percent were applied to this outstanding balance in the June 30, 2006 and the December 31, 2005, respectively. The interest rates were derived from the Partnership’s financial statements for the respective periods. The adjusting entry removes the actual interest expense for the period and replaces it with the pro forma value.